Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1) The accompanying Quarterly Report on Form 10-Q for the period ended December 31, 2009, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  February 16, 2010                                                                             /s/ Mark N. Schwartz
      Chief Executive Officer

Date:  February 16, 2010                                                                             /s/ Mark P. O’Neill
      Manager of Finance and Accounting